|                                 ONE WORLD TRADE CENTER
        S P E C T R A |                                 SUITE 9333
              F U N D |                                 NEW YORK, NY 10048
                      |                                 (800) 368-3411


                                                                  March 13, 2000


Dear Shareholder:

         A Special Meeting of Shareholders of the Spectra Fund (the "Fund") will be held at 2:00 p.m., local time, on April 28, 2000 at the offices of the Fund. Formal notice of the Meeting appears on the next page, followed by the proxy statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

         At the Meeting, you will be asked to consider approving certain proposals. After carefully considering each proposal, the Fund's Board of Trustees recommends that you vote "FOR" the proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE
ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 27, 2000.

         The Fund is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from SCCreminding you to exercise your right to vote.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                               Sincerely,



                                               /s/ DAVID D. ALGER
                                               ---------------------
                                               David D. Alger
                                               PRESIDENT AND TRUSTEE

                                  SPECTRA FUND
             ONE WORLD TRADE CENTER, SUITE 9333, NEW YORK, NY 10048
                                 1-800-368-3411

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF SPECTRA FUND:

         NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Meeting") of Spectra Fund (the "Fund") will be held at the offices of the Fund, One World Trade Center, Suite 9333, New York, NY 10048, at 2:00 p.m. on Friday, April 28, 2000. The purpose of the meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

          1.   To elect a Board of Trustees.

          2. To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ended October 31, 2000.

          3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

         Shareholders of record as of the close of business on March 6, 2000 will be entitled to vote at the Meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THEADDRESSNOTEDON THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                               By order of the Board of Trustees

                                                          DAVID D. ALGER
                                                             PRESIDENT

Dated:   March 13, 2000
         New York, New York

                                 PROXY STATEMENT
                                       FOR
                       THE SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                  SPECTRA FUND
                          TO BE HELD ON APRIL 28, 2000

                                  INTRODUCTION

         The accompanying Proxy is being solicited by the Management of the Fund for use at the Special Meeting of Shareholders to be held at 2:00 p.m. on April 28, 2000 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph, e-mail and personal interviews by officers of the Fund, will be borne by the Fund. In order to obtain the necessary quorum at the Meeting, such solicitation may be made by, among others, officers and employees of the Fund, the Investment Adviser, the Distributor, and the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid by the Fund and the Fund will reimburse SCC for its related expenses; it is anticipated that this additional expense will be immaterial.

         If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Except when instructions to the contrary are marked thereon with respect to a proposal, the Proxy will be voted FOR the proposals stated in the accompanying notice of meeting. All Proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAINwill count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the proposal. Accordingly, votes to ABSTAINand votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the Meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 3 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

         This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about March 13, 2000. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their votes. Authorization to permit SCC to execute proxies may be obtained by telephonic or elec-tronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting of Shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         The address of the principal executive office of the Fund is One World Trade Center, Suite 9333, New York, NY 10048.

         A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND AT ONE WORLD TRADE CENTER, SUITE 9333, NEW YORK, NY 10048 OR BY CALLING 800-368-3411.

                     INFORMATION REGARDING VOTING SECURITIES

         The number of shares outstanding for the Fund as of the close of business on March 6, 2000, the record date for determining shareholders entitled to receive notice of, and to vote at the Meeting and all adjournments thereof, is 71,363,540.275. Each share is entitled to one vote at the Meeting.

         The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of March 6, 2000.


                                                              AMOUNT OF
     TITLE OF            NAMES & ADDRESSES                    BENEFICIAL       PERCENT OF
      CLASS             OF BENEFICIAL OWNERS                  OWNERSHIP          CLASS
-----------------------------------------------------------------------------------------
Spectra Fund Shares     Charles Schwab & Co., Inc.         30,357,111.607       42.54%
                        Special Custody Acct.
                        101 Montgomery Street
                        San Francisco, CA 94104

                        National Financial Services         9,896,790.531       13.87%
                        200 Liberty Street
                        New York, NY 10281

PROPOSAL NO. 1: ELECTION OF TRUSTEES

         Eight Trustees are to be elected at the Meeting, to serve until the next shareholder meeting at which Trustees are elected, and until their successors are elected and qualified. Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Proxy Statement; certain of the nominees are currently Trustees of the Fund.

         Three of the nominees, Charles F. Baird, Jr., Roger P. Cheever and Lester L. Colbert, Jr., are new nominees recommended by the current Board. Mr. Colbert has been a member of the Board of Directors of another fund managed by Fred Alger Management, Inc., Castle Convertible Fund, Inc., since 1974.

         Fred Alger Management, Inc. (the "Adviser") has served as the investment adviser to the Fund since 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is One World Trade Center, Suite 9333, New York, NY 10048. The principal place of business of Alger is 30 Montgomery Street, Jersey City, NJ 07302. Alger Associates and the Adviser are New York corporations and Alger is a Delaware corporation.

         The following table provides certain information about the nominees, including age, position, if any, with the Fund, business experience and ownership, if any, of shares of the Fund.

                                                               SHARES OF THE
                                                             FUND BENEFICIALLY
                                         POSITION WITH        OWNED DIRECTLY
       NAME, AGE AND BUSINESS            THE FUND AND         OR INDIRECTLY,            PERCENT
         EXPERIENCE FOR THE                PERIOD OF               AS OF               OF SHARES
           LAST FIVE YEARS                  SERVICE            MARCH 6, 2000          OUTSTANDING
--------------------------------------------------------------------------------------------------
* Fred M. Alger III, 65
      Chairman of the Boards             Trustee and         1,531,791.08 Shs.**        2.15%
      of Alger Associates, the           Chairman of the
      Adviser, Alger, Alger              Board since 1974
      Properties, Inc.
      ("Properties"), Alger
      Shareholder Services, Inc.
      ("Services"), Alger Life
      Insurance Agency, Inc.
      ("Agency"), the Fund,
      The Alger Fund, The Alger
      American Fund, The Alger
      Retirement Fund, Castle
      Convertible Fund, Inc.,
      Fred Alger International
      Advisory S.A.
      ("International"), The Alger
      American Asset Growth Fund
      ("Asset Growth") and Analysts
      Resources, Inc. ("ARI").
      Formerly President of Alger
      Associates, the Adviser,
      Alger, Properties, Services,
      Agency, the Fund, The Alger
      Fund, Castle Convertible Fund,
      Inc., The Alger American Fund
      and The Alger Retirement Fund.

                                                               SHARES OF THE
                                                             FUND BENEFICIALLY
                                         POSITION WITH        OWNED DIRECTLY
       NAME, AGE AND BUSINESS            THE FUND AND         OR INDIRECTLY,            PERCENT
         EXPERIENCE FOR THE                PERIOD OF               AS OF               OF SHARES
           LAST FIVE YEARS                  SERVICE            MARCH 6, 2000          OUTSTANDING
--------------------------------------------------------------------------------------------------
* David D. Alger, 56
      President and Director of Alger     Trustee            1,496,326.954 Shs.**        2.10%
      Associates, Adviser, Alger,         since 1993
      Properties, Services, Agency,       and President
      International and the Castle        since 1995
      Convertible Fund, Inc.; President
      and Trustee of the Fund, The
      Alger American Fund, The Alger
      Retirement Fund and The Alger
      Fund; Executive Vice President
      and Director of ARI; Director of
      Asset Growth. Formerly Executive
      Vice President of Alger
      Associates, the Adviser, Alger,
      Properties, Services and Agency;
      and Vice President of the Fund,
      Castle Convertible Fund, Inc.,
      The Alger Fund, The Alger
      American Fund and The Alger
      Retirement Fund.

Charles F. Baird, Jr., 46
      Managing Partner of North           N/A                            0 Shs.             0%
      Castle Partners, a private
      equity securities group, since
      1997. Formerly Managing Director
      of AEA Investors Inc.

                                                               SHARES OF THE
                                                             FUND BENEFICIALLY
                                         POSITION WITH        OWNED DIRECTLY
       NAME, AGE AND BUSINESS            THE FUND AND         OR INDIRECTLY,            PERCENT
         EXPERIENCE FOR THE                PERIOD OF               AS OF               OF SHARES
           LAST FIVE YEARS                  SERVICE            MARCH 6, 2000          OUTSTANDING
--------------------------------------------------------------------------------------------------
Roger P. Cheever, 54
      Associate Dean for Development,      N/A                    0 Shs.                   0%
      Harvard University since 1997.
      Formerly Deputy Director
      of the Harvard College Fund.

Lester L. Colbert, Jr., 65
      Private investor since 1988;         N/A                    0 Shs.                   0%
      Director of Castle Convertible
      Fund, Inc. Formerly Chairman
      of the Board, President and
      Chief Executive Officer of
      Xidex Corporation.

Stephen E. O'Neil, 67
      Attorney; private investor           Trustee                0 Shs.                   0%
      since 1981; Director of Nova         since 1972
      Care, Inc., Brown-Forman
      Corporation and Castle
      Convertible Fund, Inc.;
      Trustee of the Fund, The
      Alger American Fund,
      The Alger Retirement
      Fund and The Alger Fund.
      Formerly of Counsel to
      the law firm of Kohler &
      Barnes; formerly President
      and Vice Chairman of City
      Investing Company; formerly
      Director of Centerre
      Bancorporation and Syntro
      Corporation.

                                                               SHARES OF THE
                                                             FUND BENEFICIALLY
                                         POSITION WITH        OWNED DIRECTLY
       NAME, AGE AND BUSINESS            THE FUND AND         OR INDIRECTLY,            PERCENT
         EXPERIENCE FOR THE                PERIOD OF               AS OF               OF SHARES
           LAST FIVE YEARS                  SERVICE            MARCH 6, 2000          OUTSTANDING
--------------------------------------------------------------------------------------------------
Nathan E. Saint-Amand, MD, 61
      Medical doctor in private prac-     Trustee              31,548.313 Shs.           0.04%
      tice; Trustee of the Fund, The      since 1986
      Alger American Fund, The Alger
      Retirement Fund and The
      Alger Fund. Director of Castle
      Convertible Fund, Inc.

B. Joseph White, 52
      Dean, University of Michigan       Trustee                  366.838 Shs.              0%
      Business School; President,        since 1999
      William Davidson Institute at
      the University of Michigan
      Business School; Professor of
      Business Administration,
      University of Michigan
      Business School; Director,
      Gordon Food Service and
      Castle Convertible Fund, Inc.;
      Trustee and Chair, Audit
      Committee, Equity Residential
      Properties Trust; Director and
      Chair, Compensation Committee,
      Kelly Services, Inc. Trustee
      of the Fund, The Alger Fund, The
      Alger Retirement Fund and
      The Alger American Fund.

--------------------------------------------------------------------------------
* Fred M. Alger III and David D. Alger may be considered "interested persons" of the Fund as such term is defined in the Investment Company Act of 1940 because they are "interested persons" of the Adviser and officers of the Fund. Fred M. Alger III and David D. Alger are brothers.

** Includes 1,491,934.221 shares of the Fund beneficially owned by Alger Associates, Inc. directly or through wholly-owned subsidiaries. Fred M. Alger III and David D. Alger may be deemed beneficially to own such shares by virtue of their control of Alger Associates, Inc.

OFFICERS, TRUSTEES AND RELATED MATTERS

         No Trustee, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or Trustee of the Fund. Each Trustee of the Fund who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, receives from the Fund a fee of $2,000 for each meeting he attends, to a maximum of $8,000 annually, plus travel expenses he incurred for attending meetings. During the fiscal year ended October 31, 1999, such Trustees who are nominees received an aggregate of $18,500 of such fees. The Fund has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid to nominees who are not interested persons of the Fund and who were Trustees during the fiscal year ended October 31, 1999.

                               COMPENSATION TABLE

                                                    TOTAL COMPENSATION PAID TO
                                                      TRUSTEES FROM THE FUND,
                                   AGGREGATE              THE ALGER FUND,
                                 COMPENSATION        THE ALGER AMERICAN FUND,
                                     FROM          CASTLE CONVERTIBLE FUND,INC.,
            TRUSTEE                THE FUND        AND THE ALGER RETIREMENT FUND
--------------------------------------------------------------------------------
Stephen E. O'Neil                    $6,250                   $34,250
Nathan E. Saint-Amand                 6,250                    34,250
B. Joseph White                       6,000                    27,000

         Four regular meetings of the Board of Trustees were held during the fiscal year ended October 31, 1999. During that period, with the exception of Fred M. Alger III, each of the Trustees attended at least 75% of the meetings of the Board and, if he was a member, the Audit Committee.

         The Fund's Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements, consists of the following independent Trustees: Mr. O'Neil and Mr. White. It is anticipated that Mr. Colbert will join the Audit Committee at the time he becomes a Trustee of the Fund. The Committee met once during the fiscal year ended October 31, 1999. The Fund's Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

         The following table provides certain information about the officers of the Fund other than Fred M. Alger III and David D. Alger, both of whom are listed above in the table of Trustee nominees. Officers are elected annually.

                  NAME, AGE & BUSINESS                  POSITION WITH THE FUND
             EXPERIENCE FOR THE LAST 5 YEARS             & PERIOD OF SERVICE
--------------------------------------------------------------------------------

Gregory S. Duch, 48                                     Treasurer since 1989
      Executive Vice President, Treasurer and
      Director of Alger Associates, the Adviser and Properties; Executive Vice President and
      Treasurer of Alger, Services, Agency and ARI;
      Treasurer of the Fund, The Alger Fund,
      The Alger American Fund, The Alger Retirement
      Fund and Castle Convertible Fund, Inc.;
      Treasurer and Director of International.

Mary  Marsden-Cochran,  47                              Secretary since 1996
      Since 1996, Vice President, General Counsel and Secretary of Alger Associates, the Adviser,
      Properties, Alger, Services, Agency and ARI;
      Secretary of the Fund, The Alger Fund,
      The Alger American Fund, The Alger Retirement
      Fund, Castle Convertible Fund, Inc.
      and International.

Frederick A. Blum, 46                                   Assistant Secretary and
      Senior Vice President of Alger;                   Assistant Treasurer
      since 1997, Assistant Secretary and Assistant     since 1997
      Treasurer of the Fund, The Alger Fund,
      The Alger American Fund, The Alger Retirement
      Fund and Castle Convertible Fund, Inc.

         Management recommends that shareholders vote FOR all of the listed nominees.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF
                INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, have selected and approved Arthur Andersen LLP as the independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2000. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund. Pursuant to Section 32(a) of the Investment Company Act of 1940, such selection is subject to ratification or rejection by shareholders of the Fund. A representative of Arthur Andersen LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he or she so desires.

         Management recommends that shareholders vote FOR Proposal No. 2.

                                  OTHER MATTERS

         Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.

One World Trade Center, Suite 9333
New York, NY 10048

Dated: March 13, 2000

         IF YOU CANNOT ATTEND THE MEETING, YOU ARE URGED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 SPECTRA FUND
                                     PROXY
                 SPECIAL MEETING OF SHAREHOLDERS APRIL 28, 2000

The undersigned shareholder of Spectra Fund hereby appoints David D. Alger, Gregory S. Duch and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution to vote, as indicated herein all of the shares of Spectra Fund standing in the name of the undersigned at the close of business on March 6, 2000, at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1 World Trade Center, Suite 9333, New York, New York 10048 at 2:00 P.M. on April 28, 2000, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE HOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR PROPOSALS 1 AND 2, AND, AS TO ANY OTHER MATTERS, IN ACCORDANCE WITH THE ATTORNEYS' BEST JUDGMENT.

(Continued and to be signed on the reverse side.)

PLEASE MARK BOXES [=] OR (X) IN BLUE OR BLACK INK.

1. ELECTION OF TRUSTEES [ ] FOR all nominees listed [ ] WITHHOLD AUTHORITY to
                            below (except as marked     vote for all nominees
                            to the contrary below)      listed below

INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

Fred M. Alger III, David D. Alger, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand,
B. Joseph White

2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as independent accountants for the Fund.
          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

3. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.


                                    PLEASE  MARK,  SIGN,  DATE AND  RETURN  THIS
                                    PROXY CARD PROMPTLY.  Signature(s) should be
                                    exactly  as name  or  names  appear  on this
                                    proxy. If stock is held jointly, each holder
                                    should  sign.  If  signing  is by  attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give full title.


                                    --------------------------------------------
                                      Signature(s)           Signature(s)


                                    --------------------------------------------

                                         Dated           Social Security or Tax
                                                          Identification Number

                                    THIS PROXY, WHEN DATED AND SIGNED, SHOULD BE
                                    MAILED   PROMPTLY  TO  THE  ADDRESS  ON  THE
                                    ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF
                                    MAILED IN THE UNITED  STATES IN THE ENCLOSED
                                    ENVELOPE.